SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934


                                 January 8, 1999
                                 Date of Report
                        (Date of Earliest Event Reported)


                             EcoScience Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         0-19746                                         04-2912632
(Commission File Number)                         (I.R.S. Employer I.D. Number)


                    10 Alvin Court, East Brunswick, NJ 08816
          (Address of Principal Executive Offices, Including Zip Code)

                                  732-432-8200
                         (Registrant's Telephone Number,
                              Including Area Code)


                                 Not Applicable
                         (Former Name or Former Address,
                          if Changed since Last Report)


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Item 2. MATERIAL ACQUISITION OR DISPOSITION OF ASSETS

     The Registrant incorporates, herein by reference, the press release made available to the public on January 5, 1999, a copy of which is included in this report as Exhibit 20.4. The press release refers to the Company completing the purchase of 100% of the Cogentrix Energy Inc. partnership interests in four greenhouses operations in which EcoScience and Cogentrix were partners (Village Farms of Texas LP, Village Farms of Marfa LP, Village Farms of Buffalo LP and Village Farms of Pocono LP).



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ECOSCIENCE CORPORATION


Date:    January 8, 1999                    By:  /s/   David M. Suchniak
                                                --------------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer

                             ECOSCIENCE CORPORATION
                                  EXHIBIT INDEX


Exhibit
Number            Description of Exhibit

20.4     Press Release dated January 5, 1999